This ESCROW AND COLLATERAL SECURITY AGREEMENT, dated as of May 20, 1994 (this "Agreement"), is among Rockefeller Center Properties, a New York general partnership, and RCP Associates, a New York limited partnership (collectively, the "Borrowers"), Rockefeller Center Properties, Inc., a Delaware corporation (the "Lender") and Mellon Bank, N.A., a national banking association, as escrow and collateral security agent (the "Escrow Agent").

                            RECITALS

         A. The Borrowers and the Lender are parties to a Loan Agreement, dated as of September 19, 1985, as amended by a Consent and Agreement, dated as of December 1, 1988, the Second Amendment to the Loan Agreement, dated April 6, 1993, the Third Amendment to the Loan Agreement, dated as of April 6, 1993 and the Fourth Amendment to the Loan Agreement, dated February 22, 1994 (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         B. The Borrowers have agreed to provide additional security for the payment of the interest due November 30, 1994 under the Notes.

         C. The Escrow Agent has agreed to act as escrow and collateral security agent on behalf of the Lender with respect to this additional security, on the terms and conditions set forth herein.

                            AGREEMENT

         In consideration of the mutual agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.


         Section 1. Definitions. (a) All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

              (b) As used in this Agreement, the following terms shall have the meaning indicated below:

         "Account Statement" has the meaning ascribed to it in
Section 2(c)(ii).

         "Collateral" has the meaning ascribed to it in
Section 3.

         "Eligible Securities" means securities which are:

              (a)  debt obligations with initial or
         remaining maturities of 270 days or less which either (i) have a short-term credit rating of A-1 or P-1 (or the equivalent) as rated by either S&P or Moody's or (ii) are issued by obligors whose long-term debt obligations have a credit rating of A (or the equivalent) or better as rated by two Nationally Recognized Statistical Rating
         Organizations (one of which shall be either
         Moody's or S&P);

              (b)  debt obligations with remaining
         maturities (calculated from the date when such debt obligation is to be deposited in the Escrow
         Account) of less than five years (but not having initial or remaining maturities of 270 days or less) issued by obligors whose long-term debt obligations have a credit rating of A2 or A (or the equivalent) or better as rated by two
         Nationally Recognized Statistical Rating
         Organizations (one of which shall be either
         Moody's or S&P); or

              (c)  debt obligations with remaining
         maturities (calculated from the date when each such debt obligation is to be deposited in the Escrow Account) of five years or greater issued by obligors whose long-term debt obligations have a credit rating of Aa2 or AA (or the equivalent) or better as rated by two Nationally Recognized
         Statistical Rating Organizations (one of which shall be either Moody's or S&P).

              If either Moody's or S&P is not then in the business of rating the applicable security in the Escrow
Account, the Borrowers may replace Moody's or S&P, as the case may be, with one other Nationally Recognized
Statistical Rating Organization then rating such security.

         "Escrow Account" means the escrow account established pursuant to Section 2(a).

         "Escrow Fund" has the meaning ascribed to it in
Section 2(a).

         "Escrow Value" means at any time the sum of
(i) the amount of cash held in the Escrow Account at such time and (ii) the fair market value of Eligible Securities held in the Escrow Account at such time as determined by the Escrow Agent, net of any income earned with respect to each of the foregoing.

         "Indemnified Person" has the meaning ascribed to it in Section 6.

         "Moody's" shall mean Moody's Investor's Service,
Inc.

         "Nationally Recognized Statistical Rating
Organization" means any entity recognized as such by the Division of Market Regulation of the Securities and Exchange Commission for the purposes of net capital rules applicable to brokers.

         "Resolution Notice" has the meaning ascribed to it in
Section 2(f).

         "S&P" shall mean Standard & Poor's Corporation.


         Section 2.  Escrow.

         (a) Establishment of Escrow Account. There is hereby established with the Escrow Agent a segregated trust account (the "Escrow Account") designated "Mellon Bank, N.A., as Escrow and Collateral Security Agent -- Notes due December 31, 2007 issued by Rockefeller Center Properties and RCP Associates, November 1994 interest payment" which account shall be maintained by the institutional trust department of the Escrow Agent. The Escrow Account shall constitute a single non-interest bearing corporate trust account held by the Escrow Agent on behalf and solely for the benefit of the Lender pursuant to this Agreement. The Eligible Securities and cash deposited by the Borrowers from time to time in the Escrow Account, and (subject to Section 2(d)(i)), all income thereon deposited in the Escrow Account (collectively, the "Escrow Fund") shall be held by the Escrow Agent in the Escrow Account, on the terms and subject to the conditions of this Agreement. With respect to the Escrow Account, the Lender shall be entitled to the priorities afforded to the beneficiaries of a trust account as provided by applicable law.

         (b) Deposits in Escrow Account. The Escrow Agent hereby acknowledges receipt from the Borrowers of the Eligible Securities listed on Exhibit A, together with appropriate instruments of transfer, duly executed in blank, which property shall be deposited by the Escrow Agent in the Escrow Account. The Borrowers shall, on or prior to the 15th day of each calendar month, deposit in the Escrow Account cash and/or Eligible Securities with an aggregate fair market value (as determined by the Borrowers in good faith) equal to the deficiency, if any, between the sum of $46,500,000 and the Escrow Value of the Escrow Fund, as shown on the most recent Account Statement.

         (c)  Investment of the Escrow Fund; Account Statement;
Taxes.

              (i) The proceeds of amounts deposited in the Escrow Account and other amounts from time to time on deposit in the Escrow Account shall be invested in Eligible Securities as directed in writing by the Borrowers; provided, however, that if the Escrow Agent does not receive investment instructions from the Borrowers, the Escrow Agent is hereby authorized to invest the Escrow Fund in the Laurel Treasury II Money Market Fund, a portfolio of The Laurel Funds, Inc., for which the Borrowers have received a prospectus, and the Escrow Agent states that The Laurel Funds, Inc. (A) is a registered investment company for which the Escrow Agent or its affiliate performs custodian, transfer agent and investment advisor services for a fee, (B) is not sponsored by the Escrow Agent or any of its affiliates, (C) is not endorsed or guaranteed by, and does not constitute an obligation of, the Escrow Agent or any of its affiliates, (D) is not insured by the Federal Deposit Insurance Corporation, and (E) is distributed by Russell Funds Distributors, Inc.; and provided, further, that upon the occurrence and during the continuance of an Event of Default, such proceeds and other amounts on deposit in the Escrow Account shall be invested in Eligible Securities as directed in writing by the Lender; and if no such directions by the Lender are received with respect to any such proceeds and other amounts held in the Escrow Account, such proceeds and other amounts shall not be invested. The Escrow Agent shall be under no obligation, in directing the investment of amounts held in the Escrow Account, to maximize the return on such amounts, and, except as provided in the foregoing proviso, the Borrowers shall have the right to direct the investment in non-interest bearing investments so long as such investments are Eligible Securities. All investments of amounts held in the Escrow Account shall be made in the name of the Escrow Agent (or a depositary or a clearing house with which the Escrow Agent has an account or their respective nominees) as escrow and collateral agent for the Lender and held by, or on behalf of, the Escrow Agent in the Escrow Account. All investment earnings on amounts or Eligible Securities held in the Escrow Account shall be distributed from time to time as provided in, and subject to the requirements of, paragraphs (d) and (e) of this Section 2.

              (ii) Within five Business Days following the last day of each calendar month, commencing with the first calendar month during which cash and/or Eligible Securities have been deposited in the Escrow Account, the Escrow Agent shall deliver to the Borrowers and the Lender a statement (the "Account Statement") which sets forth the Escrow Value of the Escrow Fund as of such last day and the income earned with respect to the Escrow Fund.

              (iii)  All taxes in respect of income of the
Escrow Fund shall be the obligation of and shall be paid when due by the Borrowers.

         (d)  Withdrawals from Escrow Account by the Borrowers.

              (i) So long as (a) the Lender has not notified the Escrow Agent that an Event of Default has occurred and is continuing and (b) the Borrowers shall have complied with their obligations under Section 2(b) hereof, the Borrowers shall be entitled to retain all income received with respect to the Escrow Fund, and such income shall be remitted to the Borrowers on a daily basis or at such other times as the Borrowers may otherwise direct. If the Lender notifies the Escrow Agent that an Event of Default has occurred and is continuing or if the Borrowers shall not have complied with their obligations under
Section 2(b), income received with respect to the Escrow Fund shall be retained by the Escrow Agent in the Escrow Account and be reinvested in accordance with Section 2(c)(i).

              (ii) So long as the Lender has not notified the Escrow Agent that an Event of Default has occurred and is continuing, the Borrowers shall be entitled to withdraw cash and/or Eligible Securities having a fair market value, as determined by the Escrow Agent, equal to the positive difference between the Escrow Value of the Escrow Fund, as shown on the most recent Account Statement, and the sum of $46,500,000, less an amount equal to the fair market value, as determined by the Escrow Agent, of any withdrawals pursuant to this Section 2(d)(ii) since the date of the most recent Account Statement, by delivering to the Escrow Agent and the Lender a disbursement instruction in the form of Exhibit B, duly executed by a Responsible Officer of a general partner of each of the Borrowers. If within three Business Days after receipt by the Escrow Agent of such disbursement instruction, the Lender shall not have objected to such disbursement instruction in writing to the Escrow Agent and the Borrowers, the Escrow Agent shall promptly deliver to the Borrowers or the Person or Persons designated in such instruction, against receipt, but without recourse, representation or warranty whatsoever, such cash and/or Eligible Securities (as directed by the Borrowers) deposited in the Escrow Account with an Escrow Value equal to such positive difference, net of such withdrawals.

              (iii) So long as the Lender has not notified the Escrow Agent that an Event of Default has occurred and is continuing, the Borrowers shall be entitled to direct the Escrow Agent to sell, as directed by the Borrowers, all or any portion of the Escrow Fund and to direct the Escrow Agent to use portion(s) of the proceeds to pay the Lender the November 30, 1994 installment of interest under the Notes.

              (iv) So long as the Lender has not notified the Escrow Agent that an Event of Default has occurred and is continuing, the Borrowers shall be entitled to substitute
(x) for cash on deposit in the Escrow Account, Eligible Securities having a fair market value, as determined by the Escrow Agent, equal to the amount of cash to be withdrawn and paid to the Borrowers and (y) for Eligible Securities on deposit in the Escrow Account, cash and/or other Eligible Securities having a fair market value, as determined by the Escrow Agent, equal to the fair market value, as determined by the Escrow Agent, of the Eligible Securities to be withdrawn and delivered to the Borrowers, in any such case, by delivering to the Escrow Agent and the Lender a substitution instruction in the form of Exhibit C, duly executed by a Responsible Officer of a general partner of each of the Borrowers. Upon receipt of (I) such substitution instruction and (II) the substitute Eligible Securities or cash, the Escrow Agent shall promptly deliver to the Borrowers or the Person or Persons designated in such instruction, against receipt, but without recourse, representation or warranty whatsoever, such cash and/or Eligible Securities withdrawn from the Escrow Account (as directed by the Borrowers).

              (v) Upon delivery by the Borrowers to the Escrow Agent of a disbursement instruction in the form of Exhibit D, duly executed by the general partner of each of the Borrowers and duly confirmed by an authorized officer of the Lender (which the Lender hereby agrees to execute upon the earlier of (x) payment in full of all principal of and interest on the Loan, and all other amounts owing by the Borrowers, under the Loan Agreement or (y) the payment in full when due of the interest payment due Lender on November 30, 1994), the Escrow Agent shall promptly deliver to the Borrowers, against receipt, but without recourse, representation or warranty whatsoever, all securities, monies and other property then held in the Escrow Account.

         (e) Withdrawal from Escrow Account by the Lender. At any time or from time to time (i) after the occurrence and during the continuance of any Event of Default as a result of which the Notes have been accelerated or have otherwise become due and payable in full prior to their Maturity Date or (ii) if the interest payment due on the Notes on November 30, 1994 has not been paid when due, the Escrow Agent shall, at the direction of the Lender as provided herein, deliver to the Lender cash and/or Eligible Securities on deposit in the Escrow Account up to the amount which remains due and payable and unpaid under the Notes for application by the Lender in payment of the obligations of the Borrowers under the Notes and the other Loan Documents in the manner provided in Section 5.06 of the Mortgages or the amount of the November 30, 1994 interest payment which remains payable but unpaid, as the case may be. Within three days after delivery by the Lender to the Escrow Agent of a disbursement instruction in the form of Exhibit E (a copy of which shall have been sent concurrently to the Borrowers), duly executed by a Responsible Officer of the Lender and stating that (A) an Event of Default has occurred and is continuing and the Notes have been accelerated or (B) that the November 30, 1994 interest payment shall not have been paid in full when due, the Escrow Agent shall, at the request of the Lender, promptly liquidate all Eligible Securities held in the Escrow Account and deliver to the Lender, against receipt, but without recourse, representation or warranty whatsoever, all proceeds therefrom and all cash then held in the Escrow Account for application in accordance with this Agreement and the Loan Agreement.

         (f) Objections to Disbursement Requests. If the Escrow Agent receives timely notice from the Lender objecting to a disbursement request by the Borrowers under Section 2(d)(ii), the Escrow Agent shall not honor such disbursement request, and shall continue to hold the Escrow Fund in accordance with the applicable provisions of this Agreement, unless and until the Escrow Agent receives a notice (the "Resolution Notice") signed by both parties or a final order signed by a court of competent jurisdiction authorizing a disbursement, whereupon the Escrow Agent shall follow the Resolution Notice or such court order. However, the Escrow Agent shall also have the right, at any time after a claim of entitlement is disputed, to deposit the Escrow Fund and all undisbursed interest and dividends thereon with a court having jurisdiction and petition the court to interplead the Lender and the Borrowers for the purpose of determining the rights of the parties. Upon such deposit and notice thereof to the Lender and the Borrowers, the Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

         (g) Termination of Agreement. This Agreement shall terminate on the earliest of the date on which the Notes have been paid in full, the date on which the Escrow Fund is delivered to the Borrower in accordance with Section 2(d)(v) or to the Lender in accordance with Section 2(e) or the date on which the Escrow Agent receives a notice of termination signed by a Responsible Officer of the Lender and a general partner of each of the Borrowers; provided that the obligations of the Borrowers under Sections 6 and 7, and the benefits afforded to the Escrow Agent under Section 6, shall survive any such termination. Unless the Lender has notified the Escrow Agent that one of the events described in Section 2(e) hereof has occurred and is continuing, the Escrow Agent shall on the date of termination of this Agreement deliver to the Borrowers the entire Escrow Fund.


         Section 3.  Grant of Security Interest.

         (a) Grant of Security Interest. The Borrowers hereby pledge, transfer and assign to the Lender, and grant to the Lender, a first priority security interest in and to, and a first lien upon, all of the Borrowers' right, title and interest in, to and under all cash, property or securities transferred to or deposited in the Escrow Account from time to time by the Borrowers in accordance with the provisions hereof, all investments and securities held in the Escrow Account in accordance with Section 2, and any and all proceeds of the foregoing (collectively, the "Collateral"), subject, however, to the release to the Borrowers of Collateral from such Escrow Account pursuant to Section 2(d) hereof. The pledge, assignment and grant of a security interest in the Collateral made pursuant to this Agreement shall secure (i) the payment of all indebtedness evidenced by the Notes, (ii) the payment of all other obligations secured by the Mortgages and the other Loan Documents and (iii) the performance of the covenants and agreements contained in the Loan Agreement and this Agreement.

         (b) Custody of Collateral. The Borrowers agree to deliver to the Escrow Agent, as custodian acting on behalf of the Lender (x) possession of any certificated securities or money constituting Collateral, together with appropriate undated stock and bond powers duly executed in blank and
(y) such documentation as may be reasonably requested by the Lender or the Escrow Agent to effect the transfer and pledge of, security interest in, and sale or transfer of, any uncertificated securities constituting Collateral and (z) an instrument stating that such Collateral is delivered in pledge and subject to the security interest provided in this Agreement.

         (c) Preservation of Collateral. The Borrowers (and, if necessary, the Escrow Agent) agree to do any and all acts and execute and deliver any and all documents the Lender may reasonably request to maintain, protect and perfect the Borrowers' rights in the Collateral and the Lender's lien on the Collateral provided hereunder as a fully perfected, first priority security interest in the Collateral, and without limiting the generality of the foregoing, the Borrowers:

              (i) will not create or suffer to exist any lien whatsoever (other than the lien of the Lender granted by this Agreement) on or with respect to the Collateral;

              (ii)  will defend the Collateral against all
         liens, claims and demands adverse to the Lender and its lien hereunder;

              (iii)  will not, after the occurrence of any
         Event of Default and for so long as such Event of Default exists, sell, lease, exchange, hypothecate, assign, loan, deliver or otherwise dispose of the Collateral or any part thereof without the prior written consent of the Lender;

              (iv) will execute and deliver all UCC financing statements, continuation statements or other documents requested by the Lender to perfect or maintain perfection of its lien on the Collateral under this Agreement; and

              (v) will pay or cause to be paid any and all recording, filing, stamp or other fees and expenses incurred or required to be paid under any applicable law, this Agreement or the Loan Agreement in order to perfect or maintain perfection of the Lender's lien on the Collateral under this Agreement, promptly on demand by the Lender, which fees and expenses shall be deemed obligations secured by the Collateral until so paid.

         (d) Further Assurances Regarding Collateral. At any time and from time to time hereafter at the request of the Lender, the Borrowers shall execute and deliver to the Lender such documentation as may be reasonably requested by the Lender to perfect its security interest in and pledge of the Collateral (including without limitation, one or more financing statements and continuation statements pursuant to the UCC in form sufficient to perfect a security interest in such of the Collateral as to which a filing is effective to perfect a security interest) and will pay the costs of preparing and filing any and all such documents in all public offices wherever filing is necessary. The Lender may prepare and file financing statements and continuation statements signed only by the Lender covering the Collateral in all jurisdictions where that is permitted by the UCC. The Borrowers hereby agree that this Agreement (or a photocopy of it) may be filed or recorded as a financing statement to the extent permitted by applicable law.

         Section 4. Expenses. The Borrowers hereby agree to pay or reimburse the Escrow Agent for all reasonable out-of-pocket costs and expenses of the Escrow Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and any amendment, modification or waiver of any of the terms of this Agreement. The Escrow Agent agrees that amounts owed to the Escrow Agent hereunder shall not be paid from, or offset against, the Escrow Fund.


         Section 5.  Escrow Agent.

         (a) Appointment of Escrow Agent. Each of the Borrowers and the Lender hereby irrevocably appoints and authorizes the Escrow Agent to act as escrow and collateral agent for the Lender hereunder with such powers as are specifically delegated to the Escrow Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Escrow Agent (which term as used in this sentence shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents) hereby accepts its duties as escrow and collateral agent hereunder on behalf and for the benefit of the Lender on the terms and subject to the conditions set forth herein; provided, however, that the Escrow Agent (i) shall have no duties or responsibilities, except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee for either of the Borrowers; (ii) shall not be responsible to either Borrower for any recitals, statements, representations or warranties contained in this Agreement or in any other document referred to or provided for herein, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other such document or for the failure by either Borrower or any other person or entity (other than the Escrow Agent) to perform any of its obligations hereunder or thereunder (whether or not the Escrow Agent shall have any knowledge thereof);
(iii) shall not be responsible for any loss of the cash, securities or other properties held by the Escrow Agent hereunder or in the Escrow Account resulting from the investment or payment thereof in accordance with the terms of this Agreement; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or any document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct.

         (b) Reliance by Escrow Agent. The Escrow Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, facsimile transmission, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or entity or persons or entities, and upon advice and statements of legal counsel of nationally recognized standing, independent accountants and other experts selected by the Escrow Agent. As to any matters not expressly provided for by this Agreement, the Escrow Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Borrowers and the Lender.

         (c) Other Rights. Mellon Bank, N.A. and any successor thereto acting as Escrow Agent, and its affiliates may (without having to account therefor to either Borrower) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with either Borrower (and its subsidiaries and affiliates) as if it were not acting as the Escrow Agent.

         (d) Resignation or Removal of Escrow Agent. Subject to the appointment and acceptance of a successor Escrow Agent as provided below, the Escrow Agent may resign at any time by giving notice thereof to the Borrowers and the Lender, and the Escrow Agent may be removed at any time with or without cause by the Borrowers. Upon any such resignation or removal, the Borrowers shall have the right to appoint a successor Escrow Agent, which shall be a Qualified Institution. If no successor Escrow Agent shall have been so appointed by the Borrowers and shall have accepted such appointment within 30 days after the retiring Escrow Agent's giving of notice of resignation or the Borrowers' removal of the retiring Escrow Agent, then the retiring Escrow Agent, on behalf of the Borrowers, may appoint a successor Escrow Agent, which shall be a Qualified Institution. If the Escrow Agent is unable to locate a Qualified Institution to act as successor Escrow Agent hereunder after using its best efforts to do so, the Escrow Agent shall so notify the Borrowers and the Lender. If the Borrowers and the Lender are unable to locate an Escrow Agent acceptable to them both within 15 days after receipt of said notification, the Escrow Agent may place the Escrow Fund and all undisbursed interest and dividends thereon at the disposal of a court and petition the court to interplead the Borrowers and the Lender for the purpose of determining the rights of the parties. Upon the acceptance of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations hereunder arising after such acceptance of appointment. After any retiring Escrow Agent's resignation or removal hereunder as Escrow Agent, the provisions of this Section 5 and Section 6 hereof shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Escrow Agent.

         Section 6. Indemnification. (a) The Borrowers agree to indemnify and hold harmless the Escrow Agent and its affiliates, their respective directors, officers, agents, employees and representatives and each other person or entity, if any, controlling the Escrow Agent or any of its affiliates (the Escrow Agent and each such person and entity being referred to as an "Indemnified Person"), to the fullest extent permitted by applicable law, from and against any losses, claims, damages or liabilities (or actions, including, without limitation, shareholders' actions in respect thereof) related to or arising out of this Agreement or the Escrow Agent's role in connection herewith, and will reimburse each Indemnified Person, subject to Section 6(b), for all expenses (including, without limitation, reasonable counsel fees and disbursements) incurred by such Indemnified Person in connection with investigating, preparing or defending any such action or claim, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. The Borrowers will not, however, be responsible for any losses, claims, damages, liabilities or expenses which result from
(i) the gross negligence or willful misconduct of any Indemnified Person, (ii) breaches of law or contract by any Indemnified Person or (iii) tortious conduct of any Indemnified Person to third parties. The foregoing agreement shall be in addition to any rights that any Indemnified Person may have at common law or otherwise, including, but not limited to, any right to contribution.

         (b)  In case any proceeding (including any
governmental investigation) shall be instituted involving an Indemnified Person, such Indemnified Person shall promptly notify the Borrowers in writing and the Borrowers, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Borrowers may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless the Borrowers and such Indemnified Person shall have mutually agreed to the retention of such counsel or representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Borrowers shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such Indemnified Persons and that all such fees and expenses shall be reimbursed as they are incurred. The Borrowers shall not be liable for any settlement of any proceeding effected without their written consent, which shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Borrowers agree to indemnify the Indemnified Person from and against any loss or liability by reason of such settlement or judgment.


         Section 7. Further Assurances. Each of the Borrowers and the Lender will take such actions, and execute such other documents, as may be reasonably requested by the Escrow Agent in order to effectuate the purposes of this Agreement and the performance by the Escrow Agent of its obligations hereunder.


         Section 8.  Miscellaneous.

         (a) Waiver. No failure to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (b) Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered personally or by facsimile transmission to the parties at the following addresses or facsimile numbers:

              If to the Borrowers, to:

      		      c/o Rockefeller Group, Inc.
              1230 Avenue of the Americas
              New York, New York 10020
              Facsimile:  212-698-8660
              Attention:  Secretary

              with a copy to:

              Rockefeller Group, Inc.
              1230 Avenue of the Americas
              New York, New York 10020
              Facsimile:  212-698-8624
              Attention:  Treasurer

              If to the Lender, to:

              Rockefeller Center Properties, Inc.
              1270 Avenue of the Americas
              New York, New York 10020
              Facsimile:  212-698-1453
              Attention:  Secretary

              If to the Escrow Agent, to:

              Mellon Bank, N.A.
              c/o Mellon Securities Trust Co.
              120 Broadway, 33rd Floor
              New York, New York 10271
              Facsimile:  212-791-8543
              Attention:  Sandy McKenna (193-0261)

All such notices, requests and other communications shall
(a) if delivered personally to the address as provided in this
Section 8 be deemed given upon delivery and (b) if delivered by facsimile transmission to the facsimile number as provided in this Section 8 be deemed given upon receipt. Any party may from time to time change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         (c) Lender Notification. If the Lender shall have delivered a notice of the types referred to in Section 2(e) and the Event of Default described in that notice is cured by the Borrowers within the applicable cure period or waived by the Lender, the Lender shall promptly so notify the Escrow Agent and, upon the Escrow Agent's receipt of such notice, the rights of the parties hereunder shall be identical to those prior to the occurrence of the Event of Default or the giving of notice, except as modified by the mutual consent of the Lender and the Borrowers.

         (d) Amendment, Modification or Waiver. This Agreement may be amended or modified, and any of the terms hereof may be waived, only by a written instrument duly executed by or on behalf of the Borrowers and the Lender and, with respect to any amendment that would adversely affect the Escrow Agent, the Escrow Agent. The Escrow Agent shall receive a copy of all amendments to this Agreement. No waiver by any party of any term or condition contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

         (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         (f) Assignments. No party hereto may assign any of its rights or obligations hereunder without the prior consent of each other party; provided that the Lender may assign its rights hereunder in their entirety (but not in part) to any transferee who has succeeded the Lender as the Lender pursuant to Section 8.04(c) of the Loan Agreement.

         (g) Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         (i) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without regard to its principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


ROCKEFELLER CENTER PROPERTIES        RCP ASSOCIATES

By:   Rockefeller Group, Inc.,       By: Rockefeller Group, Inc.,
      a General Partner                  a General Partner

      By:/s/GWEN A. ROWDEN               By:/s/GWEN A. ROWDEN
         Name: Gwen A. Rowden               Name: Gwen A. Rowden
         Title: Vice President              Title: Vice President


By:  Radio City Music Hall           By: Radio City Music Hall
     Productions, Inc.,                  Productions, Inc.,
     a General Partner                   a General Partner

     By:/s/GWEN A. ROWDEN                By:/s/GWEN A. ROWDEN
        Name: Gwen A. Rowden                Name: Gwen A. Rowden
        Title: Vice President               Title: Vice President


By:   RCP Associates,                MELLON BANK N.A.
      a General Partner
                                     By:/s/SANDY S. MCKENNA
                                        Name: Sandy S. McKenna
      By:Rockefeller Group,             Title: Assistant Vice President
         Inc.,
         a General Partner

         By:/s/GWEN A. ROWDEN
            Name: Gwen A. Rowden
            Title: Vice President
                                     ROCKEFELLER CENTER
                                     PROPERTIES, INC.

                                     By:/s/RICHARD M. SCARLATA
                                        Name: Richard M. Scarlata
                                        Title: Senior Vice President

EXHIBIT A


ESCROW ACCOUNT BETWEEN RCPI AND BORROWERS
DESCRIPTION OF SECURITIES DEPOSITED IN THE ESCROW ACCOUNT ON MAY
(BLANK), 1994



                                               MATURITY                   MARKET VALUE AS
CMO's                      CUSIP #    COUPON   DATE       FACE VALUE      OF MAY 20, 1994
FNR 1993-107C              31359AA90  6.000%   9/25/05     5,000,000.00    4,711,500.00
FNMA 93-8                  31358TET2  7.000%   8/25/06     5,000,000.00    4,880,500.00
FNMA Remic Series 1992-
181PD                      31358QP60  5.750%   8/1/12      3,000,000.00    2,918,400.00
FHLMC CMO 1214             312908T30  6.750%   2/15/15     5,000,000.00    5,036,000.00
FHLMC CMO 1030-3E          312904M90  9.000%   3/15/19     2,300,000.00    2,345,770.00
FNMA CMO 90 Series 119-H   31358FDM0  9.000%   3/25/19     2,171,941.14    2,223,416.00
FNMA CMO 91 Series 103-HB  31358H5Y7  8.750%   9/25/20     8,000,000.00    8,315,200.00
COUNTRYWIDE FUNDING CORP.  126690A89  6.500%   5/25/24     4,970,803.10    4,926,314.00

MORTGAGE PASS-THROUGHS
FNMA 269852                31372DWM4  6.00%    3/1/09      1,970,342.09    1,839,806.00

CORPORATE BONDS
TOYOTA MOTOR CREDIT        TT3096712  7.25%    12/13/96    5,000,000.00    5,081,250.00
ONTARIO GLOBAL BOND        683234HD3  5.70%    10/1/97     5,000,000.00    4,850,000.00

TOTAL                                                     47,413,086.33   47,128,156.00

EXHIBIT B
               [Form of Disbursement Instruction]

                                              (blank), 199(blank)

[Name and Address
  of Escrow Agent]

Attention:

Ladies and Gentlemen:

          Reference is made to the Escrow Agreement, dated as of May (blank), 1994 (the "Agreement"), among Rockefeller Center Properties, a New York general partnership, and RCP Associates, a New York limited partnership (collectively, the "Borrowers"), Rockefeller Center Properties, Inc., a Delaware corporation (the "Lender") and Mellon Bank, N.A., a national banking association, as escrow agent (the "Escrow Agent"). Terms used but not defined herein have the respective meanings given to such terms in the Agreement.

          The undersigned, Responsible Officers of a general partner of each of the Borrowers, hereby certify that:

          1. They are authorized representatives of the Borrowers.

          2. On the date hereof a copy of this disbursement instruction has been sent to the Lender by [the same means of communication as to the Escrow Agent].

          3.   This certification is delivered under Section
2(d)(ii) of the Agreement.

          4. Prior to the date hereof, the Borrowers have not been notified by the Lender that an Event of Default has occurred and is continuing.

          5.   You are hereby instructed to promptly
deliver/transfer [the securities specified in Annex A hereto and/or cash] with an aggregate Escrow Value equal to $(blank) (representing the positive difference between the Escrow Value of the Escrow Fund, as shown on the most recent Account Statement, and the sum of $46,500,000 less an amount equal to the fair market value, as determined by the Escrow Agent, of any withdrawals by the Borrowers since the date of the most recent Account Statement) to [describe transferee, account and wire transfer/delivery information].

          IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of the Borrowers on this (blank) day of (blank), 199(blank).

                                   Rockefeller Center Properties

                                   By:  [General Partner]



                                      By:(blank)
                                         Name:
                                         Title:

                                   RCP Associates

                                   By:  [General Partner]



                                      By:(blank)
                                         Name:
                                         Title:

cc: Rockefeller Center Properties, Inc.
                                                        EXHIBIT C
               [Form of Substitution Instruction]

                                              (blank), 199(blank)

[Name and Address
  of Escrow Agent]

Attention:

Ladies and Gentlemen:

          Reference is made to the Escrow Agreement, dated as of May (blank), 1994 (the "Agreement"), among Rockefeller Center Properties, a New York general partnership, and RCP Associates, a New York limited partnership (collectively, the "Borrowers"), Rockefeller Center Properties, Inc., a Delaware corporation (the "Lender") and Mellon Bank, N.A., a national banking association, as escrow agent (the "Escrow Agent"). Terms used but not defined herein have the respective meanings given to such terms in the Agreement.

          The undersigned, Responsible Officers of a general partner of each of the Borrowers, hereby certify that:

          1. They are authorized representatives of the Borrowers.

          2.   This certification is delivered under Section
2(d)(iv) of the Agreement.

          3. Prior to the date hereof, the Borrowers have not been notified by the Lender that an Event of Default has occurred and is continuing.

          4. You are hereby instructed to transfer immediately upon receipt of [describe substitute cash and/or Eligible Securities or evidence of delivery of substitute Letters of Credit to Lender] the following securities and/or cash amounts [describe cash and/or Eligible Securities to be paid/returned to Borrowers] to [describe transferee, account and wire transfer/delivery information].

          IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of the Borrowers on this (blank) day of (blank), 199(blank).

                                   Rockefeller Center Properties

                                   By:  [General Partner]



                                   By:(blank)
                                      Name:
                                      Title:




                                   RCP Associates

                                   By:  [General Partner]



                                      By:(blank)
                                         Name:
                                         Title:

cc: Rockefeller Center Properties, Inc.
                                                        EXHIBIT D
               [Form of Disbursement Instruction]

                                              (blank), 199(blank)

[Name and Address
  of Escrow Agent]

Attention:

Ladies and Gentlemen:

          Reference is made to the Escrow Agreement dated as of May (blank), 1994 (the "Escrow Agreement") among Rockefeller Center Properties, a New York general partnership, and RCP Associates, a New York limited partnership (collectively, the "Borrowers"), Rockefeller Center Properties, Inc., a Delaware corporation (the "Lender"), and Mellon Bank, N.A., as escrow agent (the "Escrow Agent"). Terms used but not defined herein have the respective meaning given to such terms in the Escrow Agreement.

          The undersigned, Responsible Officers of a general partner of each of the Borrowers, hereby certify that:

          1. They are authorized representatives of the Borrowers.

          2.   This certification is delivered under Section
2(d)(v) of the Escrow Agreement.

          3. All principle of and interest on the Loan outstanding, and all other amounts owing by the Borrowers, under the Loan Agreement have been paid in full. [or: The November
30, 1994 interest payment under the Notes has been paid in full when due].

          4.   Payment made by the Escrow Agent under Section
2(d)(v) of the Escrow Account to the Borrowers should be made to [describe account and wire transfer information].

          IN WITNESS WHEREOF, the undersigned have executed this certificate on behalf of the Borrowers on this (blank) day of (blank), 199(blank).

                                   Rockefeller Center Properties



                                   By:(blank)
                                      Title:

                                   RCP Associates



                                   By:(blank)
                                      Title:

CONFIRMED:

Rockefeller Center Properties, Inc.



By:(blank)
   Name:
   Title:
                                                        EXHIBIT E
               [Form of Disbursement Instruction]

                                              (blank), 199(blank)

[Name and Address
  of Escrow Agent]

Attention:

Ladies and Gentlemen:

          Reference is made to the Escrow Agreement, dated as of May (blank), 1994 (the "Agreement"), among Rockefeller Center Properties, a New York general partnership, and RCP Associates, a New York limited partnership (collectively, the "Borrowers"), Rockefeller Center Properties, Inc., a Delaware corporation (the "Lender"), and Mellon Bank, N.A., a national banking association, as escrow agent (the "Escrow Agent"). Terms used but not defined herein have the respective meanings given to such terms in the Agreement.

          The undersigned, the


          of the Lender, hereby certifies that:

          1.   [He/She] is a Responsible Officer of the Lender.

          2. On the date hereof, a copy of this disbursement instruction has been sent to each of the Borrowers by [the same means of communication as to the Escrow Agent].

          3. This certification is delivered under Section 2(e) of the Agreement.

          4. [An Event of Default has occurred and is continuing under the Loan Agreement and the Lender has declared all amounts due under both of the Notes to be immediately due and payable] [or: The November 30, 1994 interest payment under the Notes is due and payable and has not been paid in full when due] and the Borrowers have failed to pay upon the expiration of any applicable grace period the Lender after a demand for payment has been made by it.

          5. You are hereby instructed to [liquidate Eligible Securities and] to deliver to us [describe account and wire transfer information] [the proceeds from such liquidation and] cash on deposit in the Escrow Account in the amount of $(blank), which amount does not exceed the amounts remaining due and unpaid under the Notes.

          IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of the Lenders on this (blank) day of (blank), 199(blank).

                                   Rockefeller Center Properties



                                   By:(blank)
                                      Name:
                                      Title:

cc: Rockefeller Center Properties, Inc.
    RCP Associates